ANNUAL REPORT


                             May 31, 2000


                             AMIDEX35(TM)
                         M U T U A L  F U N D


                        26 Broadway, Suite 741
                       New York, New York 10004
                            1-888-876-3566

                           TABLE OF CONTENTS
                                                              Page
President's Letter .........................................   1-2
Performance Update .........................................     3
Schedule of Investments ....................................   4-5
Statement of Assets and Liabilities.........................     6
Statement of Operations ....................................     7
Statement of Changes in Net Assets .........................     8
Financial Highlights .......................................     9
Notes to Financial Statements .............................. 10-13
Independent Auditors' Report ...............................    14

July 25, 2000

Dear AMIDEX35(TM) Mutual Fund Shareholder,

    It is with great pride that we provide you with the first annual report of the AMIDEX35(TM) Mutual Fund. As our partners in this exciting journey, we would like to share with you some of the Fund's accomplishments over the past 12 months and to highlight for you some of the economic news from Israel that could affect companies in our portfolio.

    Looking back on the past year, we were pleased with the Fund's accomplishments, both in terms of the number of people and institutions expressing interest in the Fund and the steady growth in the number of investors. The Fund is beginning to attract the media attention that it deserves, and was recently featured on CNBC, CBS MarketWatch, SmartMoney.com, and Fox News Network. Not only is the AMIDEX35(TM) Mutual Fund gaining attention as a fresh and promising new Fund, other Israel investments, especially Israel's hi-tech companies, are being featured worldwide.

    We have succeeded in introducing the Fund to major distribution networks, including on-line trading companies and national brokerage firms. To accommodate a broader field of investors, additional share classes were formed, and Selling Group Agreements have been signed with more than a dozen firms.

    As the attached reports demonstrate, our no-load class of shares achieved a total return for our investors of 70.50% from inception on June 8, 1999 through May 31, 2000. Obviously, we are pleased with the initial performance of the Fund, and we believe that the AMIDEX35(TM) Mutual Fund remains an exceptional choice as a vehicle for long-term capital growth.

    Morningstar has categorized the Fund as an International Stock Mutual Fund, in the sub-category "Foreign Fund". As of today, the AMIDEX35(TM) Mutual Fund is the number one best performing mutual fund, year-to-date, out of 689 Foreign Funds, according to Morningstar. Out of 1,550 International Funds, Morningstar reports that the AMIDEX35(TM) Mutual Fund is number 7 in total return, year-to-date. We invite you to share in our sense of pride and accomplishment by following the Fund on Morningstar.com or Bloomberg.com.

    We are fortunate to have been at the right place at the right time. At no other point in history have so many factors combined to provide such an appealing Israel investment opportunity. Both the Tel Aviv Stock Exchange, and our group of Israeli stocks on Wall Street have enjoyed an increasing amount of attention from investors seeking to profit from Israel's growth potential and technological superiority.

    The New York traded Israeli companies have achieved a number of milestones. Two Israeli companies (Comverse Technology and Mercury Interactive) are now included in the S & P 500 Index. Israel is now third in the world in the number of publicly traded companies on Wall Street. Teva Pharmaceuticals is now the largest distributor of generic drugs in the U.S. There were 19 Israeli IPO's on Wall Street in 1999. Several of the Israeli companies traded in New York are now capitalized at over $10 billion each.

    On the Tel Aviv side, one of the main developments contributing to our success has been the successful combating of inflation. Inflation in 1999 was only 1.3%. Control of inflation contributes to a stable currency exchange rate, permitting the central Bank of Israel to relax its monitory policy, and boost domestic economic activity. Interest rates have been reduced, and in the past year and a half, interest rates have gone down a cumulative 4.4%. Business activity in the first half of 2000 is up 4.7%, with continued economic expansion, increasing industrial manufacturing and accelerated overall activity.

    In addition, the Bank of Israel just upgraded its GDP growth forecast for 2000 from 3% to 4%. The boom in exports has led to a forecasted current budget deficit for the year 2000 of about 1.8%, compared with 6.9% in 1996.

    Many investors have asked about the potential impact of the peace process on the Fund. The process will no doubt be a long one, and will be full of media sensationalism. The reality is that while the process continues, great strides are already being made in regional commerce.

    Bilateral trade between Israel and the Arab countries increased by 35% in the first half of this year. Israeli exports to the United Arab Emirates increased in the first six months of 2000 by 133%, while exports to Saudi Arabia were up 48% during the same period. Cross-border industrial activity is also picking up, with more than 25 Israeli industrial companies starting to manufacture their products in Jordan, Egypt and Turkey. Of course, further steps toward peace for the region will enhance economic opportunities for Israeli companies.

    Another dividend of the peace process already being enjoyed is the increase in incoming tourism, which set a new record in May 2000, with a sharp increase of 41% compared to May 1999.

    We begin our second year elated by our exceptional performance in our first year, yet mindful of the potential for short-term market volatility both here and in Tel Aviv. We remain confident in our Index methodology and secure in the growth potential for Israeli companies.

    There are now over 11,000 mutual funds in America. The AMIDEX35(TM) Mutual Fund remains a truly unique vehicle in an industry where it is very hard to stand out. We appreciate your decision to select the AMIDEX35(TM) Mutual Fund, and thank you for your investment.



 /S/BOAZ RAHAV                         /S/CLIFF GOLDSTEIN
    Boaz Rahav                            Cliff Goldstein
    Fund Manager, AMIDEX Funds, Inc.      President, AMIDEX Funds, Inc.

    This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

THE AMIDEX35(TM) MUTUAL FUND                                    ANNUAL REPORT
-----------------------------------------------------------------------------
PERFORMANCE UPDATE -- $10,000 INVESTMENT
FOR THE PERIOD ENDED MAY 31, 2000

[ID: GRAPH WITH FOLLOWING PLOT POINTS . . . ]

             No Load    Class A    Class C    S&P 500
08-Jun-99     10,000                           10,000
30-Jun-99     10,340                           10,427
31-Jul-99     10,360                           10,101
31-Aug-99     10,000                           10,052
30-Sep-99     10,100                            9,776
31-Oct-99     11,110                           10,395
19-Nov-99                 9,600
30-Nov-99     12,300      9,235                10,606
31-Dec-99     14,290     10,733                11,231
31-Jan-00     14,570     10,963                10,667
29-Feb-00     19,070     14,352                10,465
31-Mar-00     17,900     13,440                11,488
30-Apr-00     17,080     12,816                11,143
19-May-00                           10,000
31-May-00     16,750     12,806     10,320     10,914

[ID: END OF PLOT POINTS]



                               TOTAL RETURN
---------------------------------------------------------------------------
|                  |      Commencement of Operations through 5/31/00      |
|------------------|------------------------------------------------------|
| No-load Class(1) |   with redemption fee    |    without redemption fee |
|                  |                67.50%    |                    70.50% |
|------------------|--------------------------|---------------------------|
| Class A(2)       |     with sales charge    |      without sales charge |
|                  |                28.06%    |                    38.85% |
|------------------|--------------------------|---------------------------|
|                  |       with contingent    |        without contingent |
| Class C(3)       | deferred sales charge    |     deferred sales charge |
|                  |                 3.20%    |                     4.20% |
|------------------|------------------------------------------------------|
| S&P 500          |                        9.14%                         |
---------------------------------------------------------------------------


------------
(1) The Amidex35(TM) Mutual Fund No-load shares commenced on June 8, 1999.
(2) The Amidex35(TM) Mutual Fund Class A shares commenced on November 19, 1999.
(3) The Amidex35(TM) Mutual Fund Class C shares commenced on May 19, 2000.

THE AMIDEX35(TM) MUTUAL FUND                                    ANNUAL REPORT
-----------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
MAY 31, 2000
                                                                   MARKET
                                                       SHARES      VALUE
                                                       ------      ------
COMMON STOCK -- 87.52%
BANKING AND INSURANCE -- 9.00%
Bank Hapoalim Ltd. .................................  132,122   $  379,588
Bank Lumi Le-Israel ................................  149,510      325,738
First International Bank of Israel Ltd. ............    6,257       43,698
Israel Discount Bank CL A ..........................   99,652      123,587
Migdal Insurance Holdings ..........................  109,403      108,491
United Mizrahi Bank Ltd. ...........................   22,749       68,027
                                                                ----------
                                                                 1,049,129
                                                                ----------

CABLE TELEVISION -- .52%
Matav-Cable Systems Media Ltd. .....................    1,524       60,198
                                                                ----------

CHEMICALS -- 2.06%
Israel Chemicals Limited ...........................  126,148      159,467
Makhteshim-Agan Industries Ltd.* ...................   37,572       81,049
                                                                ----------
                                                                   240,516
                                                                ----------

COMPUTER SOFTWARE AND SERVICES -- 31.83%
Amdocs Limited* ....................................   20,952    1,297,714
Backweb Technologies Ltd.* .........................    4,083       62,266
Check point Software Technologies Ltd.* ............    7,882    1,480,831
DSP Group, Inc.* ...................................    2,157       96,526
Galileo Technology Ltd.* ...........................    4,240       73,405
Mercury Interactive Corporation* ...................    7,816      662,406
Orckit Communications Ltd* .........................    1,586       39,675
                                                                ----------
                                                                 3,712,823
                                                                ----------

DIGITAL AUDIO -- 1.40%
AudioCodes Ltd.* ...................................    2,232      163,076
                                                                ----------

DIGITAL IMAGING -- 3.57%
Electronics for Imaging, Inc.* .....................    6,048      222,642
Orbotech Ltd.* .....................................    2,300      194,350
                                                                ----------
                                                                   416,992
                                                                ----------

                  See notes to financial statements.

THE AMIDEX35(TM) MUTUAL FUND                                    ANNUAL REPORT
-----------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)
MAY 31, 2000
                                                                   MARKET
                                                       SHARES      VALUE
                                                       ------      ------
DIVERSIFIED HOLDINGS -- 11.35%
Clal Electronics Industries Ltd. ...................      391  $    83,689
Clal (Israel) Ltd. .................................    3,286      132,799
Clal Industries Ltd. ...............................   14,800      159,098
Clal Insurance Enterprise Holdings Ltd. ............    5,189       80,876
Discount Investment Corporation ....................    4,756      253,126
IDB Development Corporation Ltd. ...................    4,821      203,145
IDB Holding Corporation Ltd. .......................    3,990      145,584
Israel Corporation Ltd. ............................      525       89,494
Koor Industries Limited ADR ........................    8,936      175,927
                                                               -----------
                                                                 1,323,738
                                                               -----------
ELECTRONICS -- .71%
Elron Electronic Industries Limited ................    2,463       82,511
                                                               -----------

MEDICAL PRODUCTS -- 6.14%
Teva Pharmaceutical Industries Ltd. ADR ............   13,295      716,268
                                                               -----------

RETAIL -- .70%
Supersol Ltd. ADR ..................................    4,676       82,122
                                                               -----------

TELECOMMUNICATIONS -- 20.24%
Bezeq Israeli Telecommunications Corporation Ltd. ..   83,238      468,323
Comverse Technology, Inc.* .........................   16,101    1,471,229
ECI Telecom Limited ................................    8,528      231,322
Gilat Satallite Networks Ltd.* .....................    2,361      190,208
                                                               -----------
                                                                 2,361,082
                                                               -----------
Total Common Stock (Cost $9,565,311) ...............            10,208,455
                                                               -----------

SHORT-TERM INVESTMENTS -- 7.17%
Star Bank Treasury Money Market Fund
  (Cost $836,506) ..................................               836,506
                                                               -----------

TOTAL INVESTMENTS (COST $10,401,817) -- 94.69% .....            11,044,961
OTHER ASSETS IN EXCESS OF LIABILITIES -- 5.31% .....               619,877
                                                               -----------
NET ASSETS -- 100% .................................           $11,664,838
                                                               ===========


* Non-income producing security.
  ADR -- American Depository Receipt

                  See notes to financial statements.

THE AMIDEX35(TM) MUTUAL FUND                                    ANNUAL REPORT
-----------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 2000

ASSETS:
  Investments, at market (identified cost: $10,401,817) .....  $11,044,961
  Cash ......................................................        6,993
  Receivables:
    Dividends ...............................................        1,498
    Interest ................................................        3,188
    Investments sold ........................................      458,235
    Fund shares sold ........................................      173,052
    Due from advisor ........................................        2,016
                                                               -----------
      Total assets ..........................................   11,689,943
                                                               -----------
LIABILITIES:
  Payables:
    Distribution fees payable ...............................        2,354
    Fund shares redeemed ....................................        2,547
    Accrued expenses ........................................       18,003
    Other liabilities .......................................        2,201
                                                               -----------
      Total liabilities .....................................       25,105
                                                               -----------
NET ASSETS ..................................................  $11,664,838
                                                               ===========
NET ASSETS CONSIST OF:
  Common stock ..............................................  $        70
  Additional paid-in capital ................................   10,714,699
  Undistributed realized gain on investments ................      306,925
  Net unrealized gain on investments ........................      643,144
                                                               -----------
Total Net Assets (696,260 shares oustanding;
  500,000,000 shares of $0.0001 par value authorized) .......  $11,664,838
                                                               ===========
NO-LOAD CLASS SHARES:
Net Assets applicable to 644,175 shares outstanding (Note 2).  $10,981,073
                                                               ===========
Net Asset Value, offering and redemption price per share ....  $     17.05
                                                               ===========
CLASS A SHARES:
Net Assets applicable to 48,395 shares outstanding (Note 2)..  $   645,296
                                                               ===========
Net Asset Value, and redemption price per share .............  $     13.33
                                                               ===========
Offering price per share Class A ............................  $     13.89
                                                               ===========
CLASS C SHARES:
Net Assets applicable to 3,690 shares outstanding (Note 2)...  $    38,469
                                                               ===========
Net Asset Value, offering and redemption price per share ....  $     10.42
                                                               ===========

                  See notes to financial statements.

THE AMIDEX35(TM) MUTUAL FUND                                    ANNUAL REPORT
-----------------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE PERIOD JUNE 8, 1999 (COMMENCEMENT OF OPERATIONS)
THROUGH MAY 31, 2000

INVESTMENT INCOME:
  Interest ..................................................   $   12,660
  Dividends (net of foreign taxes: $12,000) .................       48,799
                                                               -----------
    Total investment income .................................       61,459
                                                               -----------
EXPENSES:
  Investment advisory fees ..................................       22,654
  Service fees ..............................................       67,142
  Distribution fees -- No-load Class ........................       11,120
  Distribution fees -- Class A ..............................          205
  Distribution fees -- Class C ..............................            7
  Other expenses ............................................       28,516
                                                               -----------
    Total expenses ..........................................      129,644
                                                               -----------
  Net investment loss .......................................      (68,185)
                                                               -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments ..........................      375,110
  Net change in unrealized appreciation on investments ......      643,144
                                                               -----------
                                                                 1,018,254
                                                               -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ........   $  950,069
                                                               ===========


                  See notes to financial statements.

THE AMIDEX35(TM) MUTUAL FUND                                    ANNUAL REPORT
-----------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD JUNE 8, 1999 (COMMENCEMENT OF OPERATIONS)
THROUGH MAY 31, 2000

INCREASE IN NET ASSETS
Operations:
  Net investment loss .......................................  $   (68,185)
  Net realized gain on investments ..........................      375,110
  Net change in unrealized appreciation on investments ......      643,144
                                                               -----------
Net increase in net assets resulting from operations ........      950,069
                                                               -----------

Increase in net assets from Fund share transactions (Note 2).   10,614,769
                                                               -----------
Total increase in net assets ................................   11,564,838

NET ASSETS:
  Beginning of period .......................................      100,000
                                                               -----------
  End of period .............................................  $11,664,838
                                                               ===========

                  See notes to financial statements.

THE AMIDEX35(TM) MUTUAL FUND                                    ANNUAL REPORT
-----------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


Per Share Data

                                            FOR THE PERIOD    FOR THE PERIOD    FOR THE PERIOD
                                                ENDED             ENDED             ENDED
                                            MAY 31, 2000(2)   MAY 31, 2000(3)   MAY 31, 2000(4)
                                             NO-LOAD CLASS       CLASS A           CLASS C
                                            ---------------   ---------------   ---------------
NET ASSET VALUE,
BEGINNING OF PERIOD .......................     $ 10.00          $ 9.60            $10.00
                                                -------          ------            ------
INVESTMENT OPERATIONS:
  Net investment loss .....................       (0.23)          (0.10)            (0.01)
  Net realized and unrealized
    gain on investments ...................        7.28            3.83              0.43
                                                -------          ------            ------
    Total from investment operations ......        7.05            3.73              0.42
                                                -------          ------            ------
NET ASSET VALUE, END OF PERIOD ............     $ 17.05          $13.33            $10.42
                                                -------          ------            ------
TOTAL RETURN ..............................       70.50%          38.85%             4.20%

RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) ....     $10,981          $  645            $   38
  Ratio of expenses to average net assets..        2.85%(1)        2.70%(1)          2.51%(1)
  Ratio of net investment loss to average
    net assets ............................       (1.50%)(1)      (1.48%)(1)        (2.14%)(1)
  Portfolio turnover rate .................       18.16%          18.16%            18.16%


(1) Annualized
(2) The Amidex35(TM) Mutual Fund No-load Class shares commenced on
    June 8, 1999.
(3) The Amidex35(TM) Mutual Fund Class A shares commenced on
    November 19, 1999.
(4) The Amidex35(TM) Mutual Fund Class C shares commenced on May 19, 2000.

                  See notes to financial statements.

THE AMIDEX35(TM) MUTUAL FUND                                    ANNUAL REPORT
-----------------------------------------------------------------------------
NOTES TO THE FINANCIAL STATEMENTS
FOR THE PERIOD JUNE 8, 1999 (COMMENCEMENT OF OPERATIONS)
THROUGH MAY 31, 2000

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    Amidex Funds, Inc. (the "Company") was incorporated under the laws of the state of Maryland on April 27, 1999, and consists solely of The Amidex35(TM) Mutual Fund (the "Fund"). The Fund is a non-diversified Fund. The Company is registered as an open-end management investment company of the series type under the Investment Company Act of 1940 (the "1940 Act"). The Fund is currently registered to offer four classes of shares, Class A, Class B, Class C and No-load class, with only the Class A, Class C and No-load shares currently being offered. The Fund's investment strategy is capital growth. The Fund became effective with the SEC on April 27, 1999 and commenced operations on June 8, 1999.

    The costs incurred in connection with the organization, initial registration and public offering of shares have been paid by TransNations Investments, LLC. (the "Advisor"). Accordingly, no organization costs have been recorded by the Fund.

    The following is a summary of significant accounting policies consistently followed by the Fund.

a) Investment Valuation -- Common stocks and other equity securities listed on a securities exchange or quoted on a national market system are valued at 4:00 p.m., New York time on the day of valuation. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities that are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid quotation. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Investment advisor under the supervision of the Board of Directors. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates fair market value.

b) Foreign Currency Translation -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c) Federal Income Taxes -- No provision for federal income taxes has been made since the Fund has complied to date with the provision of the Internal Revenue Code applicable to regulated investment companies and intends to so comply in the future and to distribute substantially all of its net investment income and realized capital gains in order to relieve the Fund from all federal income taxes.

d) Distributions to Shareholders -- Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America.

THE AMIDEX35(TM) MUTUAL FUND                                    ANNUAL REPORT
-----------------------------------------------------------------------------
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
MAY 31, 2000

e) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

f) Other -- Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.

g) Directors Fees -- Certain directors of the Fund are also directors of the Advisor. The compensation of unaffiliated directors of the Fund is borne by the Fund. The unaffiliated directors of the Fund have decided to waive their fees incurred during the period ended May 31, 2000.

2.  CAPITAL SHARE TRANSACTIONS

    Transactions in shares of the Fund for the class A shares for the period ended May 31, 2000 were as follows:

                                       SHARES         AMOUNT
                                      -------      -----------
              Sold .................   49,409      $   639,240
              Redeemed .............   (1,014)         (12,791)
                                      -------      -----------
              Net Increase .........   48,395      $   626,449
                                      =======      ===========

    Transactions in shares of the Fund for the No-load class of shares for the period ended May 31, 2000 were as follows:

                                       SHARES         AMOUNT
                                      -------      -----------
              Sold .................  766,786      $12,268,490
              Redeemed ............. (132,611)      (2,316,975)
                                      -------      -----------
              Net Increase .........  634,175      $ 9,951,515
                                      =======      ===========

    Transactions in shares of the Fund for the class C shares for the period ended May 31, 2000 were as follows:

                                       SHARES         AMOUNT
                                      -------      -----------
              Sold .................    3,690      $    36,805
              Redeemed .............        0                0
                                      -------      -----------
              Net Increase .........    3,690      $    36,805
                                      =======      ===========

THE AMIDEX35(TM) MUTUAL FUND                                    ANNUAL REPORT
-----------------------------------------------------------------------------
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
MAY 31, 2000

3.  INVESTMENT TRANSACTIONS

    The cost of purchases and proceeds from sales of investments, excluding short-term investments, by the Fund for the period ended May 31, 2000, were as follows:

              Purchases ........................... $9,968,295
              Sales ...............................    779,299

    At May 31, 2000, net unrealized appreciation of investments for tax purposes was as follows:

              Appreciation ........................ $1,125,735
              Depreciation ........................   (482,591)
                                                    ----------
              Net appreciation on investments ..... $  643,144
                                                    ==========

    At May 31, 2000, the cost of investments for federal income tax purposes was $10,401,817.

4.  ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS

    The Fund has entered into an Advisory Agreement with TransNations Investments, LLC (the "Advisor") to provide investment management services to the Fund. Pursuant to the Advisory Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly at the annual rate of 0.50% as applied to the Fund's daily net assets. For the period ended May 31, 2000, the Advisor earned advisory fees of $22,654, with $4,616 remaining payable at May 31, 2000.

    The Fund has entered into an Operating Services Agreement (the "Servicing Agreement") with the Advisor to provide or arrange for day-to-day operational services to the Fund. Pursuant to the Servicing Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly at the annual rate of 1.45% as applied to the Fund's daily net assets. Prior to November 19, 1999 the fee was calculated at the annual rate of 1.70%. For the period ended May 31, 2000, the Advisor earned Servicing Agreement fees of $67,142, with $13,387 remaining payable at May 31, 2000.

    The Fund and the Advisor have entered into an Investment Company Services Agreement (the "ICSA") with Declaration Service Company to provide day-to-day operational services to the Fund including, but not limited to, accounting, administrative, transfer agent, dividend disbursement, registrar and record keeping services.

    The effect of the Advisory Agreement and the Servicing Agreement is to place a "cap" on the Funds' normal operating expenses at 1.95%. The only other expenses incurred by the fund are distribution fees, brokerage fees, taxes, if any, legal fees relating to litigation, and other extraordinary expenses.

    The Fund and the Advisor have entered into a Distribution Agreement with Declaration Distributors, Inc. to provide distribution services to the Fund. Declaration Distributors, Inc. serves as underwriter/distributor of the Fund.

THE AMIDEX35(TM) MUTUAL FUND                                    ANNUAL REPORT
-----------------------------------------------------------------------------
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
MAY 31, 2000


    A separate plan of distribution has been adopted under Rule 12b-1 of the Investment Company Act of 1940 for each class of shares. With respect to Class A and the No-load class of shares, the plan provides that the Fund may pay a servicing or Rule 12b-1 fee of 0.25% annually of the Funds average net assets attributable to each class of shares, and 1.00% annually of the Funds' average net assets attributable to Class C shares to persons or institutions for performing certain servicing functions for the Funds shareholders. The distribution plan also allows the Fund to pay or reimburse expenditures in connection with sales and promotional services related to distribution of the Funds shares, including personal services provided to prospective and existing shareholders. The distribution plans for the Class A, the No-load class and the Class C shares took effect November 19, 1999, June 8, 1999 and May 19, 2000, respectively.

5.  OTHER EXPENSES

    On March 8, 2000 the Fund incurred an expense of $28,516 due to a trading error.

6.  RECLASSIFICATIONS

    In accordance with SOP 93-2, the Fund has recorded a reclassification in the capital accounts. As of May 31, 2000, the Fund recorded a permanent book/tax difference of $68,185 from net investment loss to accumulated undistributed net realized capital gains. This reclassification has no impact on the net assets of the fund and is designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to shareholders.

THE AMIDEX35(TM) MUTUAL FUND                                    ANNUAL REPORT
-----------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT


To the Board of Directors and
Shareholders of Amidex35(TM) Mutual Fund

    We have audited the accompanying statement of assets and liabilities, including the schedule of investments of the Amidex35(TM) Mutual Fund (the "Fund") as of May 31, 2000, and the related statements of operations and changes in net assets for the period June 8, 1999 (commencement of operations) through May 31, 2000, and the financial highlights for the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

    We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund at May 31, 2000, and the results of its operations and its changes in net assets and its financial highlights for the above mentioned periods in conformity with accounting principles generally accepted in the United States of America.



/S/ DELOITTE & TOUCHE LLP

July 14, 2000

                         FOR MORE INFORMATION


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                            www.amidex.com


                                Email:
                            info@amidex.com


                          Call us toll free:
                            1-888-876-3566


                                 Mail:
                       AMIDEX35(TM) MUTUAL FUND
                    C/O DECLARATION SERVICE COMPANY
                      555 NORTH LANE, SUITE 6160
                        CONSHOHOCKEN, PA 19428